                                                                     EXHIBIT 4.6

                                    LEVEL 8


          NUMBER                                       SHARES
       LS


                             LEVEL 8 SYSTEMS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                       CUSIP 52729M 10 2
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


This Certifies that





is the owner of



    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

                             LEVEL 8 SYSTEMS, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and shall be subject to all the provisions of the Certificate of Incorporation and the By-Laws of the Corporation, and all the amendments from time to time made thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                       COUNTERSIGNED AND REGISTERED:
                             AMERICAN STOCK TRANSFER & TRUST COMPANY
                                             (New York, N.Y.)   TRANSFER AGENT
                                                                 AND REGISTRAR

                      BY

                                                          AUTHORIZED SIGNATURE

Dated:




                                               CORPORATE
                                                  SEAL          /s/

                             SECRETARY                           CHAIRMAN & CEO

                             LEVEL 8 SYSTEMS, INC.

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A COPY OF THE DESIGNATIONS, POWERS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUESTS MAY BE ADDRESSED TO THE SECRETARY OF THE CORPORATION.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM    -as tenants in common                 UNIF GIFT MIN ACT- __________ Custodian _________
     TEN ENT    -as tenants by the entireties                              (Cust)              (Minor)
     JT TEN     -as joint tenants with right of                          under Uniform Gifts to Minors
                 survivorship and not as tenants
                 in common                                               Act __________________
                                                                                   (State)



    Additional abbreviations may also be used though not in the above list.


 For Value Received, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                      ]


--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP OR POSTAL CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

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------------------------------------------------------------------------ Shares
of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     --------------------------



              ------------------------------------------------------------------
        NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
              WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed:



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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCK BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.